Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2020
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing	Asset and Goodwill Impairment Testing
a)Asset Impairments

The following pre-tax asset impairments were recorded in the statement of income (loss):

Asset Impairments

(CAD$ in millions)	2020	2019
Fort Hills CGU	$1,244	$1,241
Frontier oil sands project	—	1,129
Steelmaking coal CGU	—	289
Other	—	31
Total	$1,244	$2,690

Asset Impairments - 2020

During 2020, we assessed whether there were any indicators of impairment or impairment reversals for our assets and did not identify any matters requiring us to perform an impairment test, with the exception of Fort Hills, as outlined below.
Fort Hills CGU

In the fourth quarter, updated mine plans for Fort Hills became available, reflecting an earlier than planned restart of the second train of operations and including operating and capital cost reductions over the life of mine. These updates to the mine plans indicated a change in the valuation of the asset. This, combined with macroeconomic conditions including the cost of capital for oil assets and lower market expectations for long-term WCS heavy oil prices, required us to perform an impairment test for our interest in Fort Hills. As a result, we recorded a non-cash, pre-tax asset impairment for our interest in Fort Hills of $597 million (after-tax $438 million) in the fourth quarter. The estimated post-tax recoverable amount of our Fort Hills CGU of $2.1 billion was lower than our carrying value.

Cash flow projections used in the analysis as at December 31, 2020 were based on a life of mine plan with cash flows covering a period of 45 years.

Combined with the pre-tax impairment of $647 million (after-tax $474 million) recorded in the first quarter of 2020, we recorded total pre-tax impairments related to our interest in Fort Hills of $1.2 billion for the year ended December 31, 2020.

These impairments affected the profit (loss) of our energy operating segment (Note 29).

Asset Impairments – 2019

Fort Hills CGU

During 2019, we recorded a pre-tax impairment of $1.2 billion (after-tax $910 million) related to our interest in Fort Hills. The estimated post-tax recoverable amount of our interest in the Fort Hills CGU of $3.1 billion was lower than our carrying value. This impairment arose as a result of lower market expectations for future WCS heavy oil prices. The impairment affected the profit (loss) of our energy operating segment (Note 29).

Cash flow projections used in the 2019 analysis were based on current life of mine plans at the testing date and cash flows covered a period of 40 years.

Frontier Oil Sands Project

During 2019, we recorded a pre-tax impairment of $1.1 billion (after-tax $944 million) related to our Frontier oil sands project. This impairment arose as a result of our decision to withdraw Frontier from the regulatory review process. We wrote down the full carrying value of our interest in the Frontier oil sands project. The impairment affected the profit (loss) of our energy operating segment (Note 29).

Steelmaking Coal CGU

As a result of our decision not to proceed with the MacKenzie Redcap extension and the short remaining mine life, combined with a decrease in short-term steelmaking coal prices, we recorded a pre-tax impairment of $289 million (after-tax $184 million) of our Cardinal River Operations as at December 31, 2019. The impairment affected the profit (loss) of our steelmaking coal operating segment (Note 29). Our Cardinal River Operations was written down to the residual value of the remaining mobile equipment.

Other

During 2019, we recorded an asset impairment of $31 million related to our remaining cathode operations at Quebrada Blanca (Note 29).
Sensitivity Analysis for Fort Hills Impairment as at December 31, 2020

The key inputs used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices would result in us making amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

The recoverable amount of our Fort Hills CGU is most sensitive to changes in WCS heavy oil prices, the Canadian/U.S. dollar exchange rates and discount rates. Based on the recoverable amount as at December 31, 2020, ignoring the above-described interrelationships, a US$1 decrease in the real long-term WCS heavy oil price would result in a reduction in the recoverable amount of approximately $100 million. A $0.01 strengthening of the Canadian dollar against the U.S. dollar would result in a reduction in the recoverable amount of approximately $30 million. A 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of approximately $60 million.

b)Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal group of CGUs have goodwill allocated to them (Note 17).

We did not identify any goodwill impairment indicators during 2020. We performed our annual goodwill impairment testing at October 31, 2020, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal operations, the cash flows cover periods of 14 to 50 years, with a steady state thereafter until reserves and resources are exhausted. For Quebrada Blanca, the cash flow covers the current 28 year mine life of the QB2 project and a projected expansion, totalling 42 years, with an estimate of in situ value applied to the remaining resources.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time, as the cash flows are significantly affected by the key assumptions described below in Note 8(c).

Sensitivity Analysis for Annual Goodwill Impairment Testing

Our annual goodwill impairment test carried out at October 31, 2020 resulted in the recoverable amount of our steelmaking coal group of CGUs exceeding its carrying value by approximately $2.1 billion. The recoverable amount of our steelmaking coal group of CGUs is most sensitive to the long-term steelmaking coal price and the long-term foreign exchange rate assumptions. In isolation, a 5% decrease in the long-term steelmaking coal price or a 5%decrease in the long-term foreign exchange rate would result in the recoverable amount of the steelmaking coal group of CGUs being equal to the carrying value.

The recoverable amount of our Quebrada Blanca CGU exceeded its carrying amount at the date of our annual goodwill impairment testing. Significant changes to key inputs would be required to result in the recoverable amount being equal to the carrying amount.
c)Key Assumptions

The following are the key assumptions used in our impairment testing calculations for the years ended December 31, 2020 and 2019:

	2020	2019
WCS heavy oil prices per barrel	Long-term real price in 2025 of US$46	Long-term real price in 2024 of US$50
Steelmaking coal prices per tonne	Long-term real price in 2025 of US$150	Long-term real price in 2024 of US$150
Copper prices per pound	Long-term real price in 2025 of US$3.00	Long-term real price in 2024 of US$3.00
Post-tax real discount rates	6%—8%	5.4%—6.0%
Long-term foreign exchange rates	1 U.S. to 1.30 Canadian dollars	1 U.S. to 1.30 Canadian dollars

Commodity Prices

Commodity price assumptions are based on a number of factors, including forward curves in the near term, and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on market participant mining and oil sands weighted average costs of capital adjusted for risks specific to the operation or asset where appropriate.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants.

Reserves and Resources and Mine Production

Future mineral and oil production is included in projected cash flows based on plant capacities and mineral and oil reserve and resource estimates and related exploration and evaluation work undertaken by appropriately qualified persons or qualified reserves evaluators.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.
Recoverable Amount BasisIn the absence of a relevant market transaction, we estimate the recoverable amount of our CGU or group of CGUs on a FVLCD basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value-in-use methodology would result in a higher recoverable amount. For the asset impairment and goodwill impairment analyses performed in 2020 and 2019, we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 31).